Dreyfus
Growth and Income
Fund, Inc.



ANNUAL REPORT
October 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Securities Sold Short

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                            22   Report of Independent Auditors

                            23   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                   Growth and Income Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Growth and Income Fund, Inc. covers the period from November 1, 2000 through October 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Douglas D. Ramos, CFA

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy and a return to more normal valuations had taken their toll on stocks that had previously risen too high, too fast. After the attacks, the investment environment became even more volatile. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that the investment environment will continue to be challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2001




DISCUSSION OF FUND PERFORMANCE

Douglas D. Ramos, CFA, Portfolio Manager

How did Dreyfus Growth and Income Fund, Inc. perform relative to its benchmark?

For the 12-month period ended October 31, 2001, the fund produced a total return of -18.15%.(1) For the same period, the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), produced a total return of -24.89%.(2)

We attribute the fund' s and market's overall performance to slowing U.S. economic growth, which created a negative market environment for most stocks.
However, a variety of investment decisions, particularly within the fund's technology sector, enabled the fund to provide higher returns than its benchmark during the reporting period.

What is the fund's investment approach?

The fund focuses primarily on low- and moderately priced stocks with market capitalizations of $1 billion or more at the time of purchase. The fund uses fundamental analysis to create a broadly diversified, value-tilted portfolio typically exhibiting a weighted average price-to-earnings ratio less than that of the S&P 500 Index and a long-term projected earnings growth rate greater than that of the S&P 500 Index. We generally look to avoid the risks associated with market timing.

We typically measure a stock' s relative value by looking at its price in relation to the company's business prospects and intrinsic worth as measured by a wide range of financial and business data. By examining each company's fundamentals, together with economic and industry trends, we typically look for factors that would trigger a rise in the stock's price, such as new competitive opportunities or internal operational improvements. The result of our approach typically is a portfolio containing stocks from a variety of different market sectors and industries.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

U.S. economic performance slowed throughout the reporting period, causing a wide range of companies to post lower than expected earnings and to warn of future disappointments. Highly valued growth stocks, particularly in the technology sector, were among the hardest hit. However, we had already reduced the fund's technology holdings early in 2000 because valuations for most of the sector's stocks had climbed beyond levels we considered reasonable as gauged by the fund's investment discipline. At the beginning of the reporting period, the fund held a slightly smaller percentage of technology stocks than the S&P 500 Index, enabling it to avoid the full brunt of the technology sector's decline.

Even more significantly, although technology stocks accounted for most of the fund's losses during the reporting period, the fund's individual technology holdings generally performed more strongly than the technology component of the benchmark. Our investment philosophy guided us away from the sector's most highly valued stocks, particularly in the networking and broadband telecommunications areas. Instead, we emphasized stocks that we believed were well positioned in their industries and were reasonably priced relative to their growth rates. These included computer hardware companies, such as International Business Machines; technology management service providers, such as Electronic Data Systems; and semiconductor companies, such as KLA-Tencor.

The fund also benefited from the performance of its holdings in such areas as financials, utilities, consumer cyclicals and communications services. In each of these areas, our individual security selection strategy accounted for the fund's relatively strong showing. As was the case with technology, returns benefited from our emphasis on defensive, value-oriented stocks in an environment of declining economic growth. On the other hand, a small number of disappointing performers caused the fund's returns to suffer in comparison to the S&P 500 Index in the transportation and consumer staples areas.


What is the fund's current strategy?

Although economic conditions have not yet shown signs of improvement, we believe declining interest rates, lower energy prices and fiscal stimulus have set the stage for eventual recovery. Accordingly, as of October 31, 2001, we have begun to shift out of defensive stocks into holdings that we believe are likely to perform better in an improving economic environment.

Specifically, we have modestly increased the fund's exposure to technology stocks, although we continue to focus on value-oriented companies within the technology group. We have also slightly increased the fund's holdings of financial stocks, particularly among credit-sensitive companies that are likely to benefit from higher levels of investment activity. At the same time, we have reduced the fund' s exposure to the traditionally defensive communications services and consumer staples areas.

Perhaps most important, we have continued to maintain the disciplined, long-standing investment approach that is the foundation of our broadly diversified, value-oriented portfolio: seeking reasonably valued stocks of fast-growing companies.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
     PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Growth and Income Fund, Inc. and the Standard & Poor's 500 Composite Stock Price Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 10/31/01

                                                                   Inception                                            From
                                                                     Date             1 Year           5 Years        Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                               12/31/91          (18.15)%           5.12%           9.43%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS GROWTH AND INCOME FUND, INC. ON 12/31/91 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES OR OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.





STATEMENT OF INVESTMENTS

October 31, 2001

COMMON STOCKS--99.3%                                                                             Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL SERVICES--2.1%

CDW Computer Centers                                                                             70,000  (a)           3,223,500

Lamar Advertising                                                                               110,100  (a)           3,457,140

McGraw-Hill Cos.                                                                                301,400               15,847,612

                                                                                                                      22,528,252

CONSUMER DURABLES--.3%

Ford Motor                                                                                      180,000                2,889,000

Goodyear Tire & Rubber                                                                           29,300                  545,859

                                                                                                                       3,434,859

CONSUMER NON-DURABLES--5.6%

Intimate Brands                                                                                 276,000                3,132,600

Kimberly-Clark                                                                                   70,000                3,885,700

Kraft Foods, Cl. A                                                                              640,100               21,603,375

Philip Morris Cos.                                                                              279,000               13,057,200

Procter & Gamble                                                                                133,500                9,849,630

UST                                                                                             303,000               10,183,830

                                                                                                                      61,712,335

CONSUMER SERVICES--3.7%

Cablevision Systems, Cl. A                                                                       94,000  (a)           3,219,500

Carnival                                                                                        303,000                6,599,340

Clear Channel Communications                                                                    173,580  (a)           6,616,869

EchoStar Communications, Cl. A                                                                  199,200                4,619,448

USA Networks                                                                                    347,000  (a)           6,398,680

Viacom, Cl. B                                                                                   342,935  (a)          12,520,557

                                                                                                                      39,974,394

ELECTRONIC TECHNOLOGY--14.2%

Altera                                                                                          179,000  (a)           3,615,800

American Tower, Cl. A                                                                           367,400  (a)           4,048,748

Amkor Technology                                                                                358,000  (a)           4,457,100

Analog Devices                                                                                  126,000  (a)           4,788,000

Applied Materials                                                                               111,000  (a)           3,786,210

Compaq Computer                                                                                 572,100                5,005,875

Dell Computer                                                                                   297,000  (a)           7,122,060

Gateway                                                                                         328,900  (a)           1,858,285

General Dynamics                                                                                 82,800                6,756,480

Hewlett-Packard                                                                                 340,000                5,722,200

Intel                                                                                           770,200               18,808,284

International Business Machines                                                                 270,000               29,178,900

                                                                                                                        The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ELECTRONIC TECHNOLOGY (CONTINUED)

Jabil Circuit                                                                                   244,000  (a)           5,172,800

KLA-Tencor                                                                                      127,000  (a)           5,189,220

Lam Research                                                                                    153,000  (a)           2,900,880

LSI Logic                                                                                       350,000  (a)           5,932,500

Micron Technology                                                                               307,000  (a)           6,987,320

Motorola                                                                                        372,000                6,089,640

National Semiconductor                                                                          168,400  (a)           4,375,032

Novellus Systems                                                                                145,900  (a)           4,819,077

Raytheon                                                                                        120,000                3,870,000

Teradyne                                                                                        209,000  (a)           4,817,450

Texas Instruments                                                                               201,000                5,625,990

United Technologies                                                                              74,000                3,987,860

                                                                                                                     154,915,711

ENERGY MINERALS--7.3%

Anadarko Petroleum                                                                              321,000               18,313,050

ChevronTexaco                                                                                   120,505               10,670,718

Conoco                                                                                          203,000                5,217,100

Exxon Mobil                                                                                     793,662               31,309,966

Ocean Energy                                                                                    430,000                7,847,500

XTO Energy                                                                                      363,000                6,534,000

                                                                                                                      79,892,334

FINANCE--20.4%

Allstate                                                                                        363,000               11,390,940

American Express                                                                                186,000                5,473,980

American International Group                                                                    403,673               31,728,698

Bank of America                                                                                 152,900                9,019,571

Bank of New York                                                                                247,000                8,400,470

Citigroup                                                                                       900,271               40,980,336

Federal Home Loan Mortgage                                                                      282,200               19,138,804

Federal National Mortgage Association                                                           212,500               17,204,000

FleetBoston Financial                                                                           253,036                8,314,763

Goldman Sachs Group                                                                              70,700                5,525,912

Hartford Financial Services Group                                                                92,000                4,968,000

Household International                                                                         160,800                8,409,840

J.P. Morgan Chase & Co.                                                                         305,900               10,816,624

Mercury General                                                                                  74,000                3,215,300

Morgan Stanley Dean Witter & Co.                                                                229,000               11,202,680



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Washington Mutual                                                                               196,500                5,932,335

Wells Fargo                                                                                     398,000               15,721,000

XL Capital, Cl. A                                                                                68,000                5,906,480

                                                                                                                     223,349,733

HEALTH SERVICES--4.1%

Express Scripts                                                                                  82,000  (a)           3,357,080

HCA-Healthcare                                                                                  444,200               17,616,972

HealthSouth                                                                                     859,200  (a)          11,186,784

Wellpoint Health Networks                                                                       111,600  (a)          12,453,444

                                                                                                                      44,614,280

HEALTH TECHNOLOGY--9.8%

Abbott Laboratories                                                                             189,000               10,013,220

American Home Products                                                                          189,700               10,590,951

Baxter International                                                                            104,000                5,030,480

Bristol-Myers Squibb                                                                            316,000               16,890,200

Johnson & Johnson                                                                               268,000               15,519,880

Merck & Co.                                                                                     304,000               19,398,240

Pfizer                                                                                          461,750               19,347,325

Teva Pharmaceutical Industries, ADR                                                              81,000                5,005,800

Zimmer Holdings                                                                                 172,600  (a)           5,335,066

                                                                                                                     107,131,162

NON-ENERGY MINERALS--.5%

Alcoa                                                                                           173,000                5,582,710

PROCESS INDUSTRIES--2.4%

Dow Chemical                                                                                    141,000                4,688,250

International Paper                                                                             216,000                7,732,800

Monsanto                                                                                        424,600               13,289,980

                                                                                                                      25,711,030

PRODUCER MANUFACTURING--5.8%

Emerson Electric                                                                                 58,000                2,843,160

General Electric                                                                                982,000               35,754,620

Masco                                                                                           265,500                5,264,865

Tyco International                                                                              387,000               19,017,180

                                                                                                                      62,879,825

RETAIL TRADE--4.6%

Gap                                                                                             127,000                1,659,890

Lowe's Cos.                                                                                     233,200                7,952,120

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RETAIL TRADE (CONTINUED)

May Department Stores                                                                           189,350                5,955,057

TJX Cos.                                                                                        539,200               18,224,960

Target                                                                                          412,000               12,833,800

Tiffany & Co.                                                                                   146,000                3,414,940

                                                                                                                      50,040,767

TECHNOLOGY SERVICES--10.4%

AOL Time Warner                                                                                 338,650  (a)          10,569,266

Accenture, Cl. A                                                                                201,900  (a)           3,547,383

Adobe Systems                                                                                   102,000                2,692,800

Anthem                                                                                           41,700  (a)           1,746,396

Avaya                                                                                           295,250  (a)           2,636,583

Charter Communications, Cl. A                                                                   669,700  (a)           9,469,558

Computer Associates International                                                               432,600               13,375,992

Computer Sciences                                                                               205,600  (a)           7,383,096

Electronic Data Systems                                                                         301,300               19,394,681

Microsoft                                                                                       614,000  (a)          35,704,100

SunGard Data Systems                                                                            286,000  (a)           7,207,200

                                                                                                                     113,727,055

TRANSPORTATION--1.2%

Norfolk Southern                                                                                357,800                5,993,150

Southwest Airlines                                                                              448,000                7,123,200

                                                                                                                      13,116,350

UTILITIES--6.9%

AES                                                                                             191,000  (a)           2,645,350

AT&T                                                                                            198,500                3,027,125

Allegheny Energy                                                                                154,500                5,646,975

BellSouth                                                                                       166,000                6,142,000

Duke Energy                                                                                     346,000               13,289,860

Exelon                                                                                          125,000                5,258,750

Liberty Media, Cl. A                                                                            557,000  (a)           6,511,330

NEXTEL Communications, Cl. A                                                                    341,000  (a)           2,710,950

SBC Communications                                                                              322,600               12,294,286

TXU                                                                                             164,800                7,554,432

Verizon Communications                                                                          214,220               10,670,298

                                                                                                                      75,751,356

TOTAL COMMON STOCKS

   (cost $1,068,554,768)                                                                                           1,084,362,153



                                                                                              Principal
SHORT-TERM INVESTMENTS--.6%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILLS:

   3.29%, 11/15/2001                                                                            600,000  (b)             599,490

   2.03%, 12/6/2001                                                                             603,000                  601,806

   2.25%, 12/13/2001                                                                          1,700,000  (b)           1,695,971

   2.17%, 12/27/2001                                                                          3,511,000  (b)           3,500,046

TOTAL SHORT-TERM INVESTMENTS

   (cost $6,395,718)                                                                                                   6,397,313
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,074,950,486)                                                           99.9%            1,090,759,466

CASH AND RECEIVABLES (NET)                                                                          .1%                1,468,068

NET ASSETS                                                                                       100.0%            1,092,227,534

(A) NON-INCOME PRODUCING.

(B) PARTIALLY HELD BY BROKERS AS COLLATERAL FOR OPEN SHORT POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                        The Fund


STATEMENT OF SECURITIES SOLD SHORT

October 31, 2001

COMMON STOCKS                                                                                    Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Electronic Data Systems

   (proceeds $5,629,106)                                                                         86,000                5,535,820

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001

                                                         Cost              Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                       1,074,950,486  1,090,759,466

Cash                                                                    68,667

Receivable from brokers for proceeds on securities sold short        5,629,106

Receivable for investment securities sold                            5,517,467

Dividends receivable                                                   794,345

Receivable for shares of Common Stock subscribed                           498

Prepaid expenses                                                        66,078

                                                                 1,102,835,627
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                        1,022,684

Securities sold short, at value (proceeds $5,629,106)

  --see Statement of Securities Sold Short                           5,535,820

Payable for investment securities purchased                          3,230,779

Payable for shares of Common Stock redeemed                            617,843

Accrued expenses                                                       200,967

                                                                    10,608,093
-------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,092,227,534
-------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                  1,036,771,740

Accumulated undistributed investment income--net                       896,522

Accumulated net realized gain (loss) on investments                 38,657,006

Accumulated net unrealized appreciation
  (depreciation) on investments--Note 4(b)                          15,902,266
-------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,092,227,534
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)     74,646,227

NET ASSET VALUE, offering and redemption price per share ($)             14.63

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                       The Fund


STATEMENT OF OPERATIONS

Year Ended October 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $42,451 foreign taxes withheld at source)    15,261,789

Interest                                                               779,128

TOTAL INCOME                                                        16,040,917

EXPENSES:

Management fee--Note 3(a)                                            9,717,933

Shareholder servicing costs--Note 3(b)                               2,595,450

Custodian fees--Note 3(b)                                              109,973

Directors' fees and expenses--Note 3(c)                                109,105

Professional fees                                                       62,820

Interest expense--Note 2                                                41,979

Registration fees                                                       28,338

Prospectus and shareholders' reports                                    13,592

Dividend on securities sold short                                       12,900

Miscellaneous                                                           41,241

TOTAL EXPENSES                                                      12,733,331

INVESTMENT INCOME--NET                                               3,307,586
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments:

  Long transactions                                                 45,158,042

  Short sale transactions                                            1,258,208

Net realized gain (loss) on financial futures                         (418,327)

NET REALIZED GAIN (LOSS)                                            45,997,923

Net unrealized appreciation (depreciation) on investments         (302,388,202)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (256,390,279)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (253,082,693)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                            ------------------------------------
                                                     2001               2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,307,586           4,154,533

Net realized gain (loss) on investments        45,997,923          93,499,069

Net unrealized appreciation
   (depreciation) on investments             (302,388,202)         26,437,342

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (253,082,693)        124,090,944
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (3,139,311)         (3,839,868)

Net realized gain on investments              (96,126,993)       (169,987,626)

TOTAL DIVIDENDS                               (99,266,304)       (173,827,494)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 302,508,661         651,194,432

Dividends reinvested                           94,840,587         166,158,765

Cost of shares redeemed                      (436,460,074)       (861,824,779)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (39,110,826)        (44,471,582)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (391,459,823)        (94,208,132)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,483,687,357        1,577,895,489

END OF PERIOD                               1,092,227,534        1,483,687,357

Undistributed investment income--net              896,522              728,247
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    17,511,124          34,109,871

Shares issued for dividends reinvested          5,713,355           8,835,349

Shares redeemed                               (25,482,331)        (44,963,245)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,257,852)         (2,018,025)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                      The Fund


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                          Year Ended October 31,
                                                           ----------------------------------------------------------------------
                                                           2001             2000             1999             1998          1997
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                      19.29            19.99            17.87            19.82        20.53

Investment Operations:

Investment income--net                                      .04(a)           .05(a)           .11(a)           .18          .34

Net realized and unrealized
   gain (loss) on investments                             (3.39)            1.51             3.26             1.14         1.97

Total from Investment Operations                          (3.35)            1.56             3.37             1.32         2.31

Distributions:

Dividends from investment
   income--net                                             (.04)            (.05)            (.12)            (.18)        (.37)

Dividends from net realized
   gain on investments                                    (1.27)           (2.21)           (1.13)           (3.09)       (2.65)

Total Distributions                                       (1.31)           (2.26)           (1.25)           (3.27)       (3.02)

Net asset value, end of period                            14.63            19.29            19.99            17.87        19.82
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                         (18.15)            8.10            19.79             7.23        12.97
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                       .98              .96             1.03             1.10         1.01

Ratio of interest expense and
   dividends on securities sold short
   to average net assets                                    .00(b)            --              .00(b)           --           .01

Ratio of net investment income
   to average net assets                                    .26              .27              .56              .97         1.67

Portfolio Turnover Rate                                   32.57            54.80            96.42           101.87       129.48
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                        1,092,228        1,483,687        1,577,895        1,661,082    1,912,408

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Growth and Income Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth, current income and growth of income, consistent with reasonable investment risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including short sales, options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net
earnings   credits   based   on   available  cash  balances  left  on  deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Lines of Credit:

The fund may borrow up to $10 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under both arrangements during the period ended October 31, 2001 was approximately $723,500, with a related weighted average annualized interest rate of 5.80%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended October 31, 2001, the fund was charged $1,592,716 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2001, the fund was charged $753,319 pursuant to the transfer agency agreement.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2001, the fund was charged $109,973 pursuant to the custody agreement.

(C) Each Board member also serves a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $40,000 and an attendance fee of $6,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(D) During the period ended October 31, 2001, the fund incurred total brokerage commissions of $1,210,911 of which $28,680 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

NOTE 4--Securities Transactions:

(A) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities and financial futures, during the period ended October 31, 2001:

                                      Purchases ($)              Sales ($)
--------------------------------------------------------------------------------

Long transactions                       418,135,984            555,859,421

Short sale transactions                  21,312,071             14,791,283

    TOTAL                               439,448,055            570,650,704

The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security.
The  fund  would  realize  a  gain if the price of the security declines between
those    dates.    Until    the    fund

replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian, of permissible liquid assets sufficient to cover its short position. Securities sold short at October 31, 2001, and their related market values and proceeds are set forth in the Statement of Securities Sold Short.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At October 31, 2001, there was no financial futures contracts outstanding.

(B) At October 31, 2001, accumulated net unrealized appreciation on investments and securities sold short was $15,902,266, consisting of $162,938,270 gross unrealized appreciation and $147,036,004 gross unrealized depreciation.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors Dreyfus Growth and Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Growth and Income Fund, Inc., including the statements of investments and securities sold short, as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 2001 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Growth and Income Fund, Inc. at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


Ernst & Young LLP
New York, New York
December 5, 2001



IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $.6850 per share as a long-term capital gain distribution of the $1.1970 per share paid on December 1, 2000 and also designates $.0790 per share as a long-term capital gain distribution paid on December 22, 2000.

The fund also designates 40.95% of the ordinary dividends paid during the fiscal year ended October 31, 2001 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2002 of the percentage applicable to the preparation of their 2001 income tax returns.

                                                             The Fund

NOTES

                 For More Information

                        Dreyfus Growth and Income Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                      Transfer Agent &
                      Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  010AR1001